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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (Registration Nos. 333-00428, 333-33353 and 333-39353) and Form S-3 (Registration No. 333-51645).

                                          ARTHUR ANDERSEN LLP

New York, New York
June 24, 1998